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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 27, 2003
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                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                      0-3252               22-1830121
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(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)


       767 Third Avenue, New York, NY                      10017
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   (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)
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Item 5. Other Events

         On June 27, 2003, Lexington Precision Corporation issued a press release announcing the extension of an amended exchange offer with respect to its 12-3/4% Senior Subordinated Notes due February 1, 2000, from June 27, 2003, to 12 midnight, New York City Time, on July 11, 2003, unless further extended.
Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  Exhibit 99.1         Press release dated June 27, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2003                    LEXINGTON PRECISION CORPORATION


                                        By:  /s/ Michael A. Lubin
                                             ---------------------------
                                             Michael A. Lubin
                                             Chairman of the Board


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                                  EXHIBIT INDEX


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
Exhibit
Number        Exhibit Name                                 Location
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
99.1          Press release dated June 27, 2003            Filed herewith


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